April 8, 2003


                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND
                                        &
                       THE AVATAR ADVANTAGE BALANCED FUND
                                  (the "Funds")

                         Series of Advisors Series Trust
--------------------------------------------------------------------------------
                                  Supplement to
               Prospectus and Statement of Additional Information
                            each dated April 8, 2003


     On March 13, 2003, Avatar Investors Associates Corp. ("Avatar") and Overture Asset Managers, LLC ("Overture") entered into an agreement whereby OAM Avatar, LLC ("OAM") a wholly-owned subsidiary of Overture, will acquire the business of Avatar, the investment adviser to The Avatar Advantage Equity Allocation Fund and The Avatar Advantage Balanced Fund (the "Funds"), each a separate series of Advisors Series Trust (the "Trust"). Avatar and Overture announced that no changes are planned to Avatar's senior portfolio management team or investment approach upon completion of the announced transaction, and the Funds' daily operations or management activities are not expected to be affected in any way.

     Under the Investment Company Act of 1940, if the transaction is consummated it will result in an "assignment" of the existing investment advisory agreements between Avatar and each Fund, and, consequently, the automatic termination of those agreements. The Trust's Board of Trustees has approved new advisory agreements between OAM and each Fund, on terms substantially identical to the existing agreements with Avatar, to be effective on an interim basis upon consummation of the transaction. Shareholders of each of the Funds will be asked to approve these new advisory agreements following consummation of the transaction, and will receive detailed information about the proposed new advisory agreement arrangements and the transaction in connection with such solicitation of their approval.

     The transaction is expected to be completed during the second quarter of 2003 and is subject to certain customary closing conditions, including a requisite percentage of Avatar's clients consenting to OAM acting as their investment adviser following the closing (although approval of the new investment advisory agreements with OAM by the shareholders of each Fund is not itself a separate condition to closing).

     There can be no assurance that the transaction will be completed, and shareholders are not being asked to take any action at this time.



               Please retain this Supplement with your Prospectus.
                  The date of this Supplement is April 8, 2003